UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

SBC MEDICAL GROUP HOLDINGS INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41462	88-1192288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Dr. STE 300
Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949-593-0250

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SBCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K (the “Report”), SBC Medical Group Holdings Incorporated (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2025. At the Annual Meeting, upon the recommendation of the Company’s board of directors, the Company’s stockholders approved an the adoption of an amendment and restatement of the Company’s certificate of incorporation (the “Amended and Restated Charter”), which will declassify the board of directors such that the terms of all the Company’s current directors will end at the 2026 annual meeting of stockholders, and all director nominees will stand for election annually at and after the 2026 annual meeting of stockholders. The Amended and Restated Charter will become effective upon the filing thereof with the Secretary of State of the State of Delaware.

The foregoing description of the Amended and Restated Charter does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 3.1 to this Report, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Of the 103,611,251 shares of the Company’s common stock outstanding as of the record date of April 21, 2025, 92,710,439 shares were represented at the Annual Meeting, either by proxy or by attending the meeting, constituting a quorum. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1)	Proposal 1. At the Annual Meeting, the vote to elect two directors to serve three-year terms expiring in 2028, at the annual meeting of stockholders, was as follows. However, because Proposal 3 (relating to the declassification of the Company’s board of directors) was approved, all of the Company’s directors, including the members of the class elected at the Annual Meeting, will serve until the 2026 annual meeting of stockholders, at which point they may be renominated for a further one year term.

	FOR	WITHHELD	BROKER NON-VOTE
Ken Edahiro	92,710,188	251	0
Mike Sayama	92,699,163	11,276	0

2)	Proposal 2. At the Annual Meeting, the vote to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was as follows:

FOR	AGAINST	ABSTAIN
92,710,039	100	300

3)	Proposal 3. At the Annual Meeting, the adoption of an amendment and restatement of the Company’s Current Charter, to declassify the board of directors such that the terms of all the Company’s current directors will end at the 2026 annual meeting of stockholders, and all director nominees will stand for election annually at and after the 2026 annual meeting of stockholders, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
92,710,188	251	0	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

Date:	June 18, 2025	By:	/s/ Yuya Yoshida
Yuya Yoshida
Chief Financial Officer